UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐ ☐ ☒ ☐	Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240 14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

(1)	Amount Previously Paid:

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proxy materials and voting instructions.

Broadridge Internal Use Only

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

0000107339_1 R1.0.0.11699

PENN VIRGINIA RESOURCE PARTNERS, L.P.

Five Radnor Corporate Center, Suite 500

100 Matsonford Road

Radnor, Pennsylvania 19087

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

Annual Meeting

April 26, 2011

June 22, 2011

June 22, 2011 10:00 AM EDT

The Villanova University

Conference Center

601 County Line Road

Radnor, Pennsylvania 19087

Internal Use

Only

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

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0000107339_2 R1.0.0.11699

1. Combined Document 2. Rule 452 Insert

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 08, 2011 to facilitate timely delivery.

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Voting items

0000107339_3 R1.0.0.11699

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 Edward B. Cloues, II 02 James L. Gardner 03 Robert J. Hall 04 Thomas W. Hofmann 05 James R. Montague

06 Marsha R. Perelman 07 William H. Shea, Jr. 08 John C. van Roden, Jr. 09 Jonathan B. Weller

The Board of Directors recommends you vote FOR the following proposal:

2 To approve, by advisory (non-binding) vote, executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3 To recommend, by advisory (non-binding) vote, the frequency of future advisory votes on executive compensation.

NOTE: This proxy is revocable and, when properly executed, will be voted in the manner directed herein by the undersigned unitholder. If no direction is made, the proxy will be voted as the Board of Directors recommends. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Reserved for Broadridge Internal Control Information

Broadridge Internal Use Only

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NAME

THE COMPANY NAME INC.—COMMON 123,456,789,012.12345

THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345

THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345

THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345

THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345

THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345

THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345

THE COMPANY NAME INC.—401 K 123,456,789,012.12345

0000107339_4 R1.0.0.11699